UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2016


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1. STOCK TO BE ISSUED AS SECURITY AGAINST PAYMENT OF INVOICES

On or about March 8, 2016, we entered into an agreement with one of our law firms to issue 350,000,000 shares of restricted common stock as security for payment of the law firm's legal fees for services from December 16, 2015 to February 29, 2016. The amount secured is $17,500.00 and the shares will be issued at $0.00005 per share. We entered into a similar agreement with a legal counsel effective retroactively to March 1, 2016, but we are required to issue restricted common shares monthly as security against non-payment of our monthly legal fee agreement in the amount of $5,000.00. Monthly fee payments are due on the first day of each month, and the share amount issued each month will be in an amount that is discounted 50% to the market price on each due date. This arrangement may continue until we cancel it and pay our legal fees with cash. No shares have been issued as of the filing date of this report.

All of the shares to be issued as security against non-payment will be issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. We did not advertise or solicit the agreements described herein. The shares will be issued in private transactions, and all of the purchasers had a professional relationship with us such that they had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to their respective acquisitions of our securities. The purchasers are sophisticated and knowledgeable in business matters and are aware of the risks of investing in our company. All of the purchasers were aware that the shares of stock purchased had not been registered under the Securities Act or under any state securities laws and could not be re-offered or re-sold without registration with the SEC or without an applicable exemption from the registration requirements. All of the purchasers understood the economic risk of an investment in our securities.

These agreements were approved by the Corporation's board of directors on March 8, 2016.

2. SECURITIES PURCHASE AND STOCK OPTION AGREEMENT

On or about March 4, 2016, one of our outside counsels purchased 1,000,000 shares of our Series Z Preferred stock for $10,000.00 in cash and at a price per share of $0.01. The purchaser received an option exercisable until December 31, 2016 to purchase an additional $40,000.00 worth of our Series Z Preferred shares or our common stock at the prices per share of $0.01 or $0.0001, respectively. No shares have been issued as of the filing date of this report.

The purchase of Series Z Preferred shares, and the related stock option, will result in securities being issued to pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. We did not advertise or solicit the agreements described herein. The shares will be issued in private transactions, and all of the purchasers had a professional relationship with us such that they had the opportunity to ask questions of and receive answers from our management

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concerning any and all matters related to their respective acquisitions of our securities. The purchasers are sophisticated and knowledgeable in business matters and are aware of the risks of investing in our company. All of the purchasers were aware that the shares of stock purchased had not been registered under the Securities Act or under any state securities laws and could not be re-offered or re-sold without registration with the SEC or without an applicable exemption from the registration requirements. All of the purchasers understood the economic risk of an investment in our securities.

The description above of the Securities Purchase and Stock Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed as Exhibit 10.1 hereto.

This agreement was approved by the Corporation's board of directors on March 8, 2016.

3. SETTLEMENT OF LAW SUIT IN EXCHANGE FOR SHARES

On or about April 29, 2016, our Board of Directors approved a settlement of a law suit with our creditor Lucas Hoppel, in HOPPEL V. RED GIANT ENTERTAINMENT, INC., Case No. 35-2016-CA-000653-AXXX-XX (Fla. Cir. Ct.). The terms of the settlement included the issuance of 400,000,000 shares of our common stock and a make-whole provision for Mr. Hoppel to receive additional shares if the sale of the initial block of shares did not result in proceeds sufficient for him to realize $120,000.00. The Circuit Court in and for Lake County, Florida, approved the proposed settlement after conducting a fairness hearing. 400,000000 shares were issued to Mr. Hoppel on June 6, 2016. Subsequently, on June 29, 2016, Mr. Hoppel received an additional 685,600,000 shares of common stock pursuant to the make-whole provision. The parties jointly dismissed the law suit on August 13, 2016.

The 1,085,600,000 shares issued to Mr. Hoppel were issued pursuant to an exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended.

4. STOCK TO BE ISSUED AS SETTLEMENT FOR PAYMENT OF OUTSTANDING INVOICES

On November 8, 2016, our Board of Directors approved several settlements in which we agreed to issue to our directors Chris Crosby, Isen Robbins, and Aimee Schoof 7,500,000; 2,500,000; and 2,500,000 shares of our Series Z Preferred Stock, respectively, in exchange for their respective forgiveness of $75,000.00; $25,000.00, and $25,000.00 in outstanding fees and expenses advanced to the Corporation. By the terms of the settlements, the debts owed to Messrs. Crosby and Isen and Ms. Schoof were extinguished upon approval of the settlement by the board of directors. However, upon the approval of the settlement proposals by the Board of Directors, Messrs. Crosby and Isen and Ms. Schoof each received the right to exercise all rights of Series Z Preferred Share ownership.

The Series Z Preferred shares will be issued to Messrs. Crosby and Isen and Ms. Schoof pursuant to the exemptions from registration set forth in Section 4(a)(2) of the Securities Act of 1933 and regulations promulgated thereunder. The Series Z Preferred shares will be issued to the three recipients as soon as practicable.

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5. ENTRY INTO ASSET PURCHASE AGREEMENTS

On November 8, 2016, our Board of Directors approved two asset purchase agreements in which the Company obtained various intellectual properties in exchange for the issuance of Series Z Preferred shares as payment. The sellers of the intellectual properties were our officers and directors, Benny R. Powell and David Campiti, and the Board of Directors approved the issuance to them of 2,500,000 and 7,500,000 Series Z preferred shares, respectively.

The description above of the Asset Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements filed as Exhibits 10.2 and 10.3 hereto.

Messrs. Powell and Campiti each received the right to exercise all rights of Series Z Preferred Share ownership although the shares have not been issued. The Series Z Preferred shares will be issued to Messrs. Powell and Campiti pursuant to the exemptions from registration set forth in Section 4(a)(2) of the Securities Act of 1933 and regulations promulgated thereunder. The Series Z Preferred shares will be issued to the three recipients as soon as practicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

1. See the descriptions of the stock issued and to-be-issued in Item 1.01 above.

2. Pursuant to notices of conversion delivered directly to our stock transfer agent by the holders of our debt instruments, we issued shares as follows:

     a) On February 25, 2016, we issued 227,418,232 shares to AGS Capital Group to convert $13,645.09 of the principal owed under a $19,000 note issued on January 8, 2014 filed as Exhibit 4.3 to our Quarterly Report on Form 10-Q filed on April 21, 2014. The issuance was made pursuant to an October 28, 2015 notice of conversion.
     b) On March 14, 2016, we issued 275,000,000 shares of common stock to Oceana Capital Group, Ltd. pursuant to the formula set forth in the parties' Stipulation entered in OCEANA CAPITOL GROUP LIMITED V. RED GIANT ENTERTAINMENT, INC., Case No. 3:15-cv-00428-MMD (D.Nev.), and reported in our Form 8-K filed December 23, 2015 and in Exhibit 10.3 thereof. The shares were issued pursuant to the exemption from registration in Section 3(a)(10) of the Securities Act of 1933, as amended.
     c) On July 13, 2016, we issued 528,766,667 shares to Typenex Co-Investment, LLC, upon its cashless exercise of a warrant using 2,900,000 shares of our common stock as payment. On or about August 30, 2016, we issued 592,583,333 shares to Typenex Co-Investment, LLC, upon its cashless exercise of a warrant using 3,250,000 shares of our common stock as payment. The warrant is dated June 21, 2013 and is filed as Exhibit 99.3 to our Current Report on Form 8-K filed on

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          January 27, 2014. The issuances were made pursuant to notices of exercise of warrant on June 15, 2016 and August 15, 2016, respectively.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On or about April 29, 2016, our Board of Directors approved a settlement of a law suit with our creditor Lucas Hoppel, in HOPPEL V. RED GIANT ENTERTAINMENT, INC., Case No. 35-2016-CA-000653-AXXX-XX (Fla. Cir. Ct.). The terms of the settlement included the issuance of 400,000,000 shares of our common stock and a make-whole provision for Mr. Hoppel to receive additional shares if the sale of the initial block of shares did not result in proceeds sufficient for him to realize $120,000.00. The Circuit Court in and for Lake County, Florida, approved the proposed settlement after conducting a fairness hearing. 400,000000 shares were issued to Mr. Hoppel on June 6, 2016. Subsequently, on June 29, 2016, Mr. Hoppel received an additional 685,600,000 shares of common stock pursuant to the make-whole provision. The parties jointly dismissed the law suit on August 13, 2016.

SECTION 9 - EXHIBITS

ITEM 9.01 - EXHIBITS

Exhibit
Number                             Description
------                             -----------

10.1 Securities Purchase and Stock Option Agreement between the Registrant and Russell C. Weigel, III.
10.2     Asset Purchase Agreement with Benny R. Powell.
10.3     Asset Purchase Agreement with David Campiti.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Dated: December 2, 2016                    /s/ Benny R. Powell
                                           -------------------------------------
                                     By:   Benny R. Powell
                                     Its:  Chief Executive Officer, President,
                                     Chief Financial Officer, and Secretary


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